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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 31, 2000
                                                          --------------
                            OMEGA ENVIRONMENTAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                         Commission File Number 0-20267

            DELAWARE                                    91-1499751
 (STATE OR OTHER JURISDICTION OF          (I.R.S. EMPLOYER IDENTIFICATION NO.)
  INCORPORATION OR ORGANIZATION)

                   PO BOX 3005 BOTHELL, WASHINGTON 98041-3005
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE INCLUDING ZIP CODE)

                                  425-210-1975
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

             550 Kirkland Way, Suite 200, Kirkland, Washington 98033
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 3. BANKRUPTCY OR RECEIVERSHIP

     Since May 2, 1997, Registrant is operating under the protection of the United States Bankruptcy Code as a debtor-in-possession.

ITEM 5. OTHER EVENTS

     UN-AUDITED FINANCIAL STATEMENT INFORMATION

     On May 31, 2000, the Registrant filed un-audited financial statement information as of and for each of the months ended March 31, 2000 and February 29, 2000 with related notes with the United States Bankruptcy Court. Exhibit 99-1 is the Comparative Balance Sheet Information, Comparative Statement of Operations Information, Comparative Statement of Cash Flows Information and related notes to financial statement information as included in the bankruptcy filing referred to above.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     c)   EXHIBITS

          99.1 Un-audited Comparative Balance Sheet Information, Comparative Statement of Operations Information and Comparative Statement of Cash Flow Information as of and for each of the months ended March 31, 2000 and February 29, 2000 with related Notes to Financial Statement Information.


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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             OMEGA ENVIRONMENTAL, INC.
                                             (Registrant)

Date: May 31, 2000                               /s/  Donald E. Condit
                                             ----------------------------------
                                                      Donald E. Condit
                                                  Chief Financial Officer